EXHIBIT 10.7

GE Healthcare Financial Services

AMENDMENT TO SCHEDULE DATED AS OF 03/20/2007
TO MASTER SECURITY AGREEMENT DATED AS OF 08/29/2005
INTERNAL CONTRACT REFERENCE NUMBER 8545088-002

This is an Amendment dated as of 10/15/2007 to the Schedule and Master Security Agreement referenced above between General Electric Capital Corporation (“Secured Party”) and The Sagemark Companies, LTD. (“Debtor’).

The Term of Schedule and Monthly Installment Sections are hereby amended as follows:

Original - Term Of Schedule: 72 Months

Amended - Term of Schedule: 75 Months

Original - Monthly Installment: 5 Months @ $0.00, 6 Months @ $19,000.00, 1 Month @ $41,460.07, 60 Months @ $55,968.40; plus applicable taxes

Amended - Monthly Installment: 5 Months @ $0.00, 3 Months @ $15,676.06 (Monthly Interest Payment), 6 Months @ $19,000.00, 61 Months @ $41,460.07; plus applicable taxes

EXCEPT AS PROVIDED IN THIS AMENDMENT, ALL OTHER TERMS AND CONDITIONS OF THE ABOVE REFERENCED SCHEDULE REMAIN IN FULL FORCE AND EFFECT AS ORIGINALLY WRITTEN.

Secured Party:	Debtor:

General Electric Capital Corporation	The Sagemark Companies, LTD.

By: /s/ David Handke	By: /s/ George W. Mahoney

Print Name: David Handke	Print Name: George W. Mahoney

Title: Duly Authorized Signatory	Title: Chief Financial Officer